PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Small/Medium Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2014, as supplemented.

February 24, 2015

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements of PACE Small/Medium Co Growth Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas) Inc., the fund's manager, the Board of Trustees of the Trust has approved the termination of Palisade Capital Management, L.L.C. as an investment advisor to the fund. Riverbridge Partners, LLC, LMCG Investments, LLC and Timpani Capital Management LLC will continue to serve as the fund's investment advisors.

Effective as of the close of business on February 23, 2015, the Prospectuses and the SAI are hereby revised as follows:

All references to "Palisade Capital Management, L.L.C." or "Palisade" as an investment advisor to PACE Small/Medium Co Growth Equity Investments in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-707